                                   EXHIBIT 4.0

               SPECIMEN STOCK CERTIFICATE OF LIBERTY BANCORP, INC.

COMMON STOCK                                                        COMMON STOCK
CERTIFICATE NO. ___                                                   ___ SHARES
                                        See reverse side for certain definitions
                                                           CUSIP NO. 53017Q 10 2

                              LIBERTY BANCORP, INC.
                ORGANIZED UNDER THE LAWS OF THE STATE OF MISSOURI

THIS CERTIFIES THAT: ____________
                                   [SPECIMEN]

is the owner of: ________________

       FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $0.01 PAR VALUE
                       PER SHARE OF LIBERTY BANCORP, INC.
        A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF MISSOURI.

     The shares represented by this certificate are transferable only on the stock transfer books of Liberty Bancorp, Inc. (the "Company") by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Company and any amendments thereto (copies of which are on file with the Secretary of the Company), to all of which provisions the holder by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the Company's Transfer Agent and Registrar.

     THE SHARES ARE NOT A DEPOSIT ACCOUNT AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION.

     IN WITNESS WHEREOF, LIBERTY BANCORP, INC. has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated: ________   _________   [SEAL]   ___________________
                  President            Corporate Secretary

     The Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFTS MIN ACT - __________ custodian __________
                                                                    (Cust)              (Minor)

TEN ENT - as tenants by the entireties                          under Uniform Gifts to Minors Act

                                                                ________________________
                                                                         (State)

JT TEN - as joint tenants with right of    UNIF TRF MIN ACT - __________ custodian (until age __)
         survivorship and not as tenants                          (Cust)
         in common                                            __________ under Uniform
                                                              Transfers to Minors Act _________
                                                                                        (State)

     Additional abbreviations may also be used though not in the above list.

For value received __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee.

_____________________________________________ shares of the common stock represented by this certificate and do hereby irrevocably constitute and appoint

__________________________________________________________, attorney, to transfer the said stock on the books of the within-named bank with full power of substitution in the premises.

DATED ________                          ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED: __________________________________________________________
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15